SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON,  DC  20549


                                   FORM 8-K

                                CURRENT REPORT

                      PURSUANT TO SECTION 13 OR 15(d) OF
                    THE SECURITIES AND EXCHANGE ACT OF 1934



                                OCTOBER 9,1998
                       ---------------------------------
                                Date of Report
                       (Date of earliest event reported)


                            POWERCOLD  CORPORATION

            -------------------------------------------------------
            (Exact name of registrant as specified in its charter)


         Nevada                   33-19584                 23-2582701
  ---------------------------------------------------------------------------
  (State of Incorporation)   (Commission File No.)  (IRS Employer Ident. No.)



                              103 GUADALUPE DRIVE
                              CIBOLO, TEXAS 78108
                   ----------------------------------------
                   (Address of principal executive offices)



                                 210-659-8450
                       --------------------------------
                        (Registrant's telephone number)



ITEM 1 - CHANGES IN CONTROL OF REGISTRANT
     None

ITEM 2 - ACQUISITION OR DISPOSITION OF ASSETS
     None


ITEM 3 - BANKRUPTCY OR RECEIVERSHIP
     None

ITEM 4 - CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT
     None

ITEM 5 - OTHER EVENTS


Effective October 1, 1998, the Company agreed to acquire 100% of Rotary Power Enterprise, Inc. for 100,000 shares of PowerCold Corporation stock. Rotary Power Enterprise business and assets comprises the entire right, title and interest in and to the Rotary Power Natural Gas and Propane Engine Business Assets of Rotary Power International, Inc., that was previously purchased by H. Jack Kazmar, as sole owner and President of Rotary Power Enterprise, Inc.


The assets consist of the intellectual property, licenses, contracts, inventory and manufacturing capability for the 65 Series Natural Gas and Propane Fueled Engines. Included are exclusive agreements with Mazda Motor Corporation and Hussmann International, Inc., and exclusive distribution rights to Rotary Power International, Inc. 580 and 40 Series Natural Gas Engines.

Rotary Power Enterprise will have the exclusive right to sell Mazda Rotor

Engines in North America, modified for natural gas and propane applications except for passenger automobiles and minivan applications. Rotary Power Enterprise will also have the exclusive right to distribute, market and sell, and in certain circumstances manufacture under license, the Rotary Power International, Inc. Series 580 and 40 natural gas/propane engine for stationary industrial/commercial applications and oil and gas field applications.
Hussmann has the exclusive right to purchase rotary engines for supermarket rack systems for operation of refrigeration equipment in North America.

Jack Kazmar will remain as President of Rotary Power Enterprise. Prior to establishing Rotary Power Enterprise, Mr. Kazmar was a Marketing Consultant with Rotary Power International from 1993 - 1997. His background and experience includes over 30 years in the commercial heating, ventilation and air conditioning equipment industry: Vice President of Sales and Marketing, ICC, a manufacturer of desiccant based dehumidification equipment; President and Co-Founder, Skil-Aire Corporation, a manufacturer of standardized commercial heating, ventilation and air conditioning products; General Manager, Fedders Corporation, Residential and Commercial Products Division, Climatrol and Airtemp Applied; and direct sales and field management with Worthington Corporation. Mr. Kazmar holds a Bachelor of Science - Mechanical Engineering from Lafayette College.


ITEM 6 - RESIGNATIONS OF REGISTRANT'S DIRECTORS
     None

ITEM 7 - FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS
     None


ITEM 8 - CHANGE IN FISCAL YEAR
     None




                                  SIGNATURES


Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


Date:   OCTOBER 9, 1998



                                   POWERCOLD CORPORATION

                                   /s/Francis L. Simola
                                   --------------------
                                   FRANCIS  L. SIMOLA
                                   PRESIDENT/CEO